FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 30, 1997
                               -------------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




                   0-18294          California           94-3087630
                   -------          ----------           ----------
                (Registration     (State or Other      (IRS Employer
                    File          Jurisdiction of      Identification
                   Number)        Incorporation)           Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, hold for investment, manage, and ultimately sell income-producing real properties and investments in securities. In the normal course of its business, the registrant sold Wickes Furniture Store in Torrance, California on December 30, 1997.

TERMS OF ORIGINAL ACQUISITION

On January 11, 1990 the Registrant acquired Wickes Furniture Store in Torrance, California for $9,540,000 including acquisition fees and other miscellaneous closing costs.

TERMS OF DISPOSITION AND FINANCING

The Registrant sold Wickes Furniture Store in Torrance, California on December 30, 1997. The net sales price was $7,550,000. After payment of expenses of sale, the proceeds to the Registrant were $7,295,000


CARRYING AMOUNT AT DATE OF SALE

At the date of sale, the carrying amount of the land and improvements approximated $8,846,000 (including $241,000 deferred lease income receivable) and $8,800,000 on a book basis and tax basis, respectively.

LOSS ON SALE

The loss recognized on the sale approximated $1,551,000 and $1,505,000 on a book basis and tax basis, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements
        Not applicable.

(b)     Pro Forma Financial Information
        Historical financial information and Pro Forma financial information relating to the sale of Wickes Furniture Store are included in this Form 8-K.

(c)     Exhibits
        Upon their receipt, the Registrant will amend its Form 8-K to include the disposition documents for the above-mentioned store.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       METRIC INCOME TRUST SERIES, INC.,
                                       a California Corporation


                                       By:    /s/ William A. Finelli
                                              -----------------------
                                              William A. Finelli
                                              Chief Financial Officer


                                       Date:     January  9, 1998
                                              -----------------------

Basis of Presentation

Note 1.

The Registrant sold Wickes Furniture Store located in Torrance, California ("Wickes") on December 30, 1997. Accounts related to Wickes have been eliminated and interest income has been added assuming that the net proceeds from the sale were invested at 5% per annum until distributed as presented by the pro forma adjustments. See Note 3 below.

Note 2.

The Registrant sold eight Stop N Go and Circle K stores on December 23, 1997 as reported on Form 8-K dated December 23, 1997 filed on January 5, 1998. Two of the stores were located in San Antonio, Texas. The remaining stores were located in Arlington, Forth Worth, and Grand Prairie, Texas; Fontana, and Placentia, California; and Marietta, Georgia.

The  Registrant  sold  Haverty's   Furniture  Store  located  in  Plano,   Texas
("Haverty's") on October 21, 1997 as reported on Form 8-K dated October 21, 1997 filed on November 3, 1997.

The Registrant sold five Stop N Go stores in the first nine months of 1997 as reported on Form 10-Q for the quarterly period ended September 30, 1997. The five stores were located in Clute, Sealy, Dallas, Texas City, and Arlington, Texas and were sold on February 28, March 5, March 12, March 28, and July 24, 1997 respectively.

On September 26 and September 30, 1997, the Registrant sold the remainder of its investments in mortgage backed securities ("MBS") as reported on Form 10-Q for the quarterly period ended September 30, 1997.

Accounts related to the above have been eliminated and interest income has been added assuming that the net proceeds from the sales were invested at 5% per annum until distributed as presented by the pro forma adjustments. See Note 3 below.

Note 3.

The unaudited consolidated statements present the pro forma balance sheet at September 30, 1997, had the Registrant sold Wickes, the eight Stop N Go and Circle K stores sold December 23, 1997, and Haverty's on September 30, 1997, and the pro forma statements of operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997, had the Registrant sold all properties and MBS referred to in Note 1 and Note 2 at December 31, 1995 and December 31, 1996 respectively. The unaudited consolidated statements also present the historical figures previously reported in the appropriate Form 10-K and 10-Q reports.

No provision for Federal and state income taxes has been made in the historical or pro forma consolidated financial statements because the Registrant qualifies as a REIT and had distributed amounts in excess of its taxable income for the respective periods.

                                     METRIC INCOME TRUST SERIES, INC.
                                         a California Corporation

                            PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                            September 30, 1997

                                                              Pro Forma     Pro Forma
                                                             Adjustments   Adjustments   Pro Forma
                                                Historical    (Note 1)      (Note 2)     (Note 3)
                                                ----------    --------      --------     --------

ASSETS
Cash                                            $ 6,681,000  $ 7,295,000   $12,125,000  $26,101,000
Accounts and Interest Receivable                  2,716,000     (221,000)     (375,000)   2,120,000


Real Estate Held for Sale                        19,420,000   (7,000,000)  (10,676,000)   1,744,000
Prepaid and Other Assets                            149,000                   (149,000)           -
                                                ------------ ------------  ------------ ------------

     Total Assets                               $28,966,000  $    74,000   $   925,000  $29,965,000
                                                ============ ============  ============ ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities

Dividends Payable                               $ 8,929,000  $         -   $         -  $ 8,929,000
Payable to Sponsor and Affiliates                     8,000            -             -        8,000
Other Accounts Payable and Accrued Liabilities      182,000            -             -      182,000
                                                ------------ ------------  ------------ ------------

     Total Liabilities                            9,119,000            -             -    9,119,000
                                                ------------ ------------  ------------ ------------

Shareholders' Equity

Common Stock - no par value, stated at $0.001,
     12,250,000 shares authorized and 6,321,641
     shares issued and outstanding                    6,000            -             -        6,000
Additional Paid-in Capital                       55,200,000            -             -   55,200,000
Accumulated Dividends in Excess of Net Income   (35,359,000)      74,000       925,000  (34,360,000)
                                                ------------ ------------  ------------ ------------

     Total Shareholders' Equity                  19,847,000       74,000       925,000   20,846,000
                                                ------------ ------------  ------------ ------------

     Total Liabilities and Shareholders' Equity $28,966,000  $    74,000   $   925,000  $29,965,000
                                                ============ ============  ============ ============

                                              METRIC INCOME TRUST SERIES, INC.
                                                  a California Corporation

                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                            For the Year Ended December 31, 1996

                                                                           Pro Forma         Pro Forma
                                                                          Adjustments       Adjustments      Pro Forma
                                                         Historical        (Note 1)          (Note 2)         (Note 3)
                                                         ----------        --------          --------         -------

 Revenues:
 Lease income                                          $     4,109,000  $    (1,373,000)  $   (1,826,000)  $      910,000
 Interest on mortgage-backed securities                        611,000                -         (611,000)               -
 Interest and other income                                     166,000          136,000          410,000          712,000
                                                       ---------------- ----------------  ---------------  ---------------

      Total Revenues                                         4,886,000       (1,237,000)      (2,027,000)       1,622,000
                                                       ---------------- ----------------  ---------------  ---------------

 Expenses (including $467,000 paid or payable to advisor and affiliates in 1996):

 Depreciation                                                  397,000         (125,000)        (200,000)          72,000
 General and administrative                                    697,000          (63,000)        (160,000)         474,000
                                                       ---------------- ----------------  ---------------  ---------------

      Total Expenses                                         1,094,000         (188,000)        (360,000)         546,000
                                                       ---------------- ----------------  ---------------  ---------------

 Income before Gain on Sale of Property                      3,792,000       (1,049,000)      (1,667,000)       1,076,000

 Gain on Sale of Properties - Net                              760,000                -                -          760,000
                                                       ---------------- ----------------  ---------------  ---------------

 Net Income                                            $     4,552,000  $    (1,049,000)  $   (1,667,000)  $    1,836,000
                                                       ================ ================  ===============  ===============

 Net Income per Share

 Income before gain on sale of properties              $          0.60  $         (0.17)  $        (0.26)  $         0.17
 Gain on sale of properties - net                                 0.12                -                -             0.12
                                                       ---------------- ----------------  ---------------  ---------------

      Net Income per Share                             $          0.72  $         (0.17)  $        (0.26)  $         0.29
                                                       ================ ================  ===============  ===============

 Dividends per Share                                   $          2.08  $          0.97   $         3.00   $         6.05
                                                       ================ ================  ===============  ===============

                                              METRIC INCOME TRUST SERIES, INC.
                                                  a California Corporation

                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                        For the Nine Months Ended September 30, 1997

                                                                           Pro Forma         Pro Forma
                                                                          Adjustments       Adjustments      Pro Forma
                                                         Historical        (Note 1)          (Note 2)         (Note 3)
                                                         ----------        --------          --------         -------
 Revenues:
 Lease income                                          $     2,409,000  $    (1,030,000)  $   (1,200,000)  $      179,000
 Interest on mortgage-backed securities                        401,000                -         (401,000)               -
 Interest and other income                                     155,000          136,000          382,000          673,000
 Gain on sale of mortgage-backed securities-net                226,000                -         (226,000)               -
                                                       ---------------- ----------------  ---------------  ---------------

      Total Revenues                                         3,191,000         (894,000)      (1,445,000)         852,000
                                                       ---------------- ----------------  ---------------  ---------------

 Expenses:

 Depreciation                                                  128,000          (62,000)         (51,000)          15,000
 General and administrative                                    463,000          (42,000)        (109,000)         312,000
 Impairment provision for real estate held for sale          1,647,000       (1,605,000)               -           42,000
                                                       ---------------- ----------------  ---------------  ---------------

      Total Expenses                                         2,238,000       (1,709,000)        (160,000)         369,000
                                                       ---------------- ----------------  ---------------  ---------------

 Income before Net Gain on Sale of Properties                  953,000          815,000       (1,285,000)         483,000

 Gain on Sale of Properties - Net                              105,000                -         (105,000)               -
                                                       ---------------- ----------------  ---------------  ---------------

 Net Income                                            $     1,058,000  $       815,000   $   (1,390,000)  $      483,000
                                                       ================ ================  ===============  ===============

 Net Income per Share

 Income before net gain on sale of properties          $          0.15  $         (0.13)  $        (0.20)  $         0.08
 Gain on sale of properties - net                                 0.02                -            (0.02)               -
                                                       ---------------- ----------------  ---------------  ---------------

      Net Income per Share                             $          0.17  $         (0.13)  $        (0.22)  $         0.08
                                                       ================ ================  ===============  ===============

 Dividends per Share                                   $          2.04  $          1.02   $         1.65   $         4.71
                                                       ===============  ================  ===============  ===============